GLOBETEL COMMUNICATIONS CORP.

                        STATEMENT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy Huff, Chief Executive Officer, and Thomas Y. Jimenez, Chief Financial Officer, of GlobeTel Communications Corp., a Delaware corporation ("GlobeTel"), hereby make the following certification as required by
Section 906(a) of the Sarbanes-Oxley Act of 2002, with respect to the following periodic report filed pursuant to Section 15(d) of the Securities Exchange Act of 1934:

        Quarterly Report of Form 10-Q for period ended September 30, 2002

Each of the undersigned certifies that the above periodic report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, and information contained in the above periodic report fairly presents, in all respects, the financial condition of GlobeTel and results of its operations.

                                        /s/ Timothy Huff
                                        ----------------
                                        Timothy Huff
                                        Chief Executive Officer


                                        /s/ Thomas Y. Jimenez
                                        ---------------------
                                        Thomas Y. Jimenez
                                        Chief Financial Officer